PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier State Municipal Bond Fund, Michigan Series. For its semi-annual reporting period ended October 31, 1995, your Series' Class A and Class B shares produced total returns of 6.34% and 6.14%, respectively.* Tax-free income dividends of approximately $.420 per share for Class A shares and $.380 per share for Class B shares were paid.** This amounts to an annualized tax-free distribution rate per share of 5.08% for Class A shares and 4.80% for Class B shares.*** Class C shares, from their introduction on August 15, 1995 through October 31, provided a total return of 4.24%,* and paid tax-free income dividends of approximately $.152 per share** amounting to an annualized tax-free distribution rate per share of 4.54%.***
THE ECONOMY
    Concerns about lagging economic growth prompted the Federal Reserve Board to ease the Fed Funds rate in July. The bond market has been well ahead of the Federal Reserve in perceiving that inflation was under control. Long-term interest rates have fallen for nearly 12 months and, accordingly, bond investors have enjoyed significant price appreciation. Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion.
    During times of business uncertainty, attention often shifts to the consumer sector of the economy, particularly regarding the consumer's ability to spend. There are some indications that consumers are being pinched. There is little doubt that the economic recovery has been productivity -driven. That is, corporations have succeeded in paring expenses from their cost of doing business. With this reduction in overhead, bottom line profits have grown dramatically. Yet little of this corporate prosperity has spilled over into the consumer sector of the economy. Wages and salaries grew less than 3% over the past year, barely keeping pace with inflation. An additional consumer concern, new job creation, is at the slowest pace of the post-World War II era. Recent retail sales reports were the weakest since June 1991, when the economy was in recession. Also, there is worry that the coming holiday season will be a poor one for retailers, since debt-burdened consumers may spend cautiously.
    Yet, there are also significant signs of continued growth. Despite indications of a potential slowdown in consumer spending, measures of consumer confidence remain high. Business capital spending and home-building activity have continued, providing substantial fuel for economic growth. Business investment in durable equipment, when calculated as a percentage of Gross Domestic Product (GDP), is at a 35-year high with no sign of a letup. No wonder industrial production is booming! And while job and wage growth is slow, the index of hours worked (a key determinant of GDP growth and income generation) is rising. Providing additional confidence is the fact that the four-and-a-half-year recovery has been well balanced: corporate debt issuance has been moderate and the banking system is not overstretched.
    We are encouraged by the Federal Reserve's successful handling of several crises (Mexico, derivatives, Japanese banking), any one of which could have threatened the monetary system in the U.S. and/or abroad.
MARKET ENVIRONMENT
    The municipal bond market recovered strongly in 1995 as long-term interest rates fell. If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, there may be a good chance that the Fed will ease further. We believe this indicates a favorable outlook for bond markets in general, particularly with inflation under control. But inflation can only go so low, and we are wary that the bond market's strength may be counting too much on continued improvement on the price front. Thus, while we remain confident in this market environment, we are alert to the stimulatory effect of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task _ to maximize current income exempt from Federal, State of Michigan and City of Detroit personal income taxes to the extent consistent with the preservation of capital _ continues to guide our portfolio management decisions.
    While the municipal market and the Series have performed very well this year, results for municipal securities have been trailing other fixed income markets. Concerns about tax reform may be limiting investor enthusiasm for tax exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests to us that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    Since last writing to you in May 1995, we have chosen to focus on those issues bearing higher degrees of credit quality and broader measures of liquidity within the context of the Michigan community as well as that of the market in general. During periods when prospects of an acceleration in economic activity and a rise in the rate of inflation were perceived by the bond market, our trading activity sought to emphasize those issues offering generous levels of tax-free income and limited characteristics of volatility. At these times, portfolio liquidity was further enhanced by maintaining higher than normal cash reserve positions in the Series. As economic statistics began to reveal a moderate rate of growth and a benign inflationary environment, we sought to increase the Series' duration and maximize the potential for principal appreciation. During these times, particular emphasis was placed on securing those issues bearing strong characteristics of protection from redemption prior to maturity.
   The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Series and in The Dreyfus Corporation.
                      Very truly yours,

                      (logo signature

                      Richard J. Moynihan
                      Director, Municipal Portfolio Management
November 16, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some state and local taxes for non-Michigan residents.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share in the case of Class A shares or net asset value per share in the case of Class B and C shares at the end of the period.

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF INVESTMENTS                          OCTOBER 31, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS--98.4%                                                              AMOUNT           VALUE
                                                                                              --------------    --------------
MICHIGAN--96.8%
Allendale Public School District 5.875%, 5/1/2014 (Insured; MBIA)...........                    $    1,000,000  $   1,018,030
Breitung Township School District, Refunding 5.50%, 5/1/2012 (Insured; AMBAC)                        2,500,000      2,495,975
Brighton Area School District, Refunding Zero Coupon, 5/1/2014 (Insured: AMBAC)                      8,000,000      2,738,240
Byron Center Public Schools, Refunding 5.875%, 5/1/2024 (Insured; MBIA).....                         3,400,000      3,426,486
Caledonia Community Schools, Refunding 5.50%, 5/1/2022 (Insured; AMBAC).....                         1,700,000      1,661,750
Capital Region Airport Authority, Airport Revenue
    6.70%, 7/1/2021 (Insured; MBIA).........................................                         2,500,000      2,686,325
Central Michigan University, Refunding 6%, 10/1/2013 (Insured; MBIA)........                         1,965,000      2,022,948
Chelsea School District 6%, 5/1/2015 (Insured; FGIC)........................                         1,625,000      1,663,773
Chippewa Valley Schools, Refunding:
    7%, 5/1/2010 (Prerefunded 5/1/2001) (a).................................                         1,275,000      1,451,422
    5%, 5/1/2021 (Insured; FGIC)............................................                         7,200,000      6,558,192
Clarkston Community School 5.75%, 5/1/2016 (Insured; FGIC)..................                         1,340,000      1,344,717
Detroit:
    (Development Area No. 1) 7.60%, 7/1/2010................................                         4,150,000      4,591,726
    Sewer Disposal System Revenue 5.70%, 7/1/2023 (Insured; FGIC)...........                         10,000,000     9,794,700
    (Unlimited Tax) 6.35%, 4/1/2014.........................................                         3,410,000      3,404,271
    Water Supply Systems Revenue, Refunding
      8.674%, 7/1/2022 (Insured; FGIC) (b)..................................                         1,500,000      1,612,500
Detroit School District (School Building and Site)
    (Wayne County) 6.25%, 5/1/2012..........................................                         1,750,000      1,816,185
Flat Rock Community School District 5.25%, 5/1/2018 (Insured; MBIA).........                         1,500,000      1,428,705
Garden City Building Authority, Refunding 5.75%, 11/1/2017 (Insured; AMBAC).                         1,120,000      1,122,262
Grand Ledge Public School District
    6.60%, 5/1/2024 (Insured; MBIA) (Prerefunded 5/1/2004) (a)..............                         2,750,000      3,158,100
Grand Rapids Community College 5.90%, 5/1/2022 (Insured; MBIA)..............                         2,650,000      2,667,516
Grand Rapids Housing Finance Authority, Multi-Family Revenue, Refunding
    7.625%, 9/1/2023 (Collateralized; FNMA).................................                         1,000,000      1,087,180
Greenville Public Schools (School Building) 5.75%, 5/1/2019 (Insured; MBIA).                         1,150,000      1,152,242
Huron Valley School District, Refunding 6.125%, 5/1/2020 (Insured, FGIC)....                         1,735,000      1,789,167
Kalamazoo Hospital Finance Authority, Hospital Facilities Revenue Refunding
    (Borgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC)................                         2,000,000      2,150,040
Kent County Airport Facility Revenue (Kent Community International Airport):
    5.90%, 1/1/2012.........................................................                         1,145,000      1,144,187
    5.90%, 1/1/2013.........................................................                         1,095,000      1,087,193
Lake Orion Community School District, Refunding 5.80%, 5/1/2015 (Insured; AMBAC)                     2,085,000      2,108,686
Premier State Municipal Bond Fund, Michigan Series
Statement of Investments (continued)              October 31, 1995 (Unaudited)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount           Value
                                                                                                --------------    --------------
Michigan (continued)
Lapeer Economic Development Corp., Ltd. Obligation Revenue
    (Lapeer Health Services Project) 8.625%, 2/1/2020 (Prerefunded 2/1/2000) (a)                    $2,000,000   $  2,345,300
Leslie Public School (Ingham and Jackson Counties School Building and Site)
    Refunding 6%, 5/1/2015 (Insured; AMBAC).................................                         1,000,000      1,025,480
Livonia Public Schools, School District Refunding 5.125%, 5/1/2022 (Insured; FGIC)                   1,500,000      1,387,620
Michigan Building Authority, Revenue 6.75%, 10/1/2007 (Insured; AMBAC)......                         1,600,000      1,776,576
Michigan Higher Education Student Loan Authority, Student Loan Revenue:
    6.875%, 10/1/2007 (Insured; AMBAC)......................................                         2,250,000      2,410,492
    6%, 9/1/2008............................................................                         2,000,000      2,056,380
    7.55%, 10/1/2008 (Insured; MBIA)........................................                         1,625,000      1,776,872
    6.125%, 9/1/2010........................................................                         1,520,000      1,533,254
Michigan Hospital Finance Authority, HR:
    (Crittenton Hospital) 6.70%, 3/1/2007...................................                         2,250,000      2,358,382
    (Daughters of Charity National Health Systems-Providence Hospital)
      7%, 11/1/2021.........................................................                         2,700,000      2,919,105
    (McLaren Obligation Group) 7.50%, 9/15/2021 (Prerefunded 9/15/2001) (a).                         1,250,000      1,466,462
    (Mercy Mount Clemens Corp.) 6.25%, 5/15/2011............................                         2,000,000      2,071,540
    Refunding:
      (Detroit Medical Center) 8.125%, 8/15/2012............................                           220,000        242,713
      (Genesys Health Systems) 8.125%, 10/1/2021............................                         5,000,000      5,443,700
      (Middle Michigan Obligation Group) 6.625%, 6/1/2010...................                         2,000,000      2,054,940
      (Pontiac Osteopathic Hospital) 6%, 2/1/2014...........................                         5,250,000      4,844,857
      (Sisters of Mercy Health Corp.) 6.25%, 2/15/2009 (Insured; FSA).......                         1,065,000      1,124,384
    (Sisters of Mercy Health Corp.) 7.50%, 2/15/2018 (Prerefunded 2/15/2001) (a)                     2,250,000      2,583,810
Michigan Housing Development Authority:
    (Home Improvement Program) 7.65%, 12/1/2012.............................                         2,150,000      2,278,312
    MFHR 8.375%, 7/1/2019 (Insured; FGIC)...................................                         1,550,000      1,651,277
    Rental Housing Revenue:
      6.50%, 4/1/2006.......................................................                         2,000,000      2,109,080
      7.70%, 4/1/2023 (Insured; FSA)........................................                         4,185,000      4,472,049
    SFMR:
      7.55%, 12/1/2014......................................................                         105,000          112,860
      7.50%, 6/1/2015.......................................................                         2,355,000      2,524,607
      8%, 6/1/2018..........................................................                         290,000          310,312
      7.75%, 12/1/2019......................................................                         2,480,000      2,630,288
      6.95%, 12/1/2020......................................................                         1,750,000      1,835,733
Michigan Municipal Bond Authority, Revenue (State Revolving Fund):
    6.50%, 10/1/2014........................................................                         2,500,000      2,714,775
    6.50%, 10/1/2017........................................................                         3,500,000      3,741,185
Premier State Municipal Bond Fund, Michigan Series
Statement of Investments (continued)              October 31, 1995 (Unaudited)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount           Value
                                                                                                 --------------    --------------
Michigan (continued)
Michigan Public Power Agency, Revenue Refunding (Belle River Project)
    5%, 1/1/2019............................................................                    $    2,600,000  $   2,359,578
Michigan Strategic Fund:
    Ltd. Obligation Revenue:
      (Northeastern Community Mental Health Foundation) 8.25%, 1/1/2009.....                         1,555,000      1,620,870
      Refunding (Ledyard Association Ltd. Partnership Project)
          6.25%, 10/1/2011 (Insured; ITT Lyndon Property Insurance Co.).....                         3,075,000      3,188,160
    Solid Waste Disposal Revenue Refunding
      (Genesee Power Station Project) 7.50%, 1/1/2021.......................                         3,000,000      3,048,540
Monroe County:
    PCR (Detroit Edison Project):
      7.50%, 12/1/2019 (Insured; AMBAC).....................................                         4,650,000      5,244,689
      7.875%, 12/1/2019.....................................................                         2,720,000      2,985,962
      7.65%, 9/1/2020 (Insured; FGIC).......................................                         2,250,000      2,542,050
      6.55%, 6/1/2024 (Insured; MBIA).......................................                         1,700,000      1,781,804
    Water Supply Systems (Frenchtown Charter Township Water Treatment
      and Distribution Systems) 6.50%, 5/1/2013.............................                         2,500,000      2,612,675
Monroe County Economic Development Corp., Ltd. Obligation Refunding, Revenue
    (Detroit Edison Co. Project) 6.95%, 9/1/2022 (Insured; FGIC)............                         2,000,000      2,361,440
Northville, Special Assessment (Wayne County) 7.875%, 1/1/2006..............                         1,685,000      1,902,938
Northwestern Michigan College, Community College Improvement Revenue,
Refunding
    7%, 7/1/2011............................................................                         1,800,000      1,932,966
Novi Community School District 5.30%, 5/1/2021 (Insured; FGIC)..............                         2,000,000      1,904,740
Oakland County Economic Development Corp., Ltd. Obligation Revenue
    (Pontiac Osteopathic Hospital Project)
    9.625%, 1/1/2020 (Prerefunded 1/1/2000) (a).............................                         1,680,000      2,037,202
Rockford Public Schools, Refunding (Kent County School Building and Site)
    7.375%, 5/1/2019 (Prerefunded 5/1/2000) (a).............................                         2,000,000      2,257,840
Romulus Community Schools, Capital Appreciation Refunding
    Zero Coupon, 5/1/2019 (Insured; FGIC)...................................                         2,390,000       604,216
Romulus Economic Development Corp., Ltd. Obligation EDR
    Refunding (Romulus Hir Ltd. Partnership Project)
    7%, 11/1/2015 (Insured; ITT Lyndon Property Insurance Co.)..............                         3,700,000      3,982,125
Royal Oak Hospital Finance Authority, HR Refunding
    (William Beaumont Hospital) 5.50%, 11/15/2013...........................                         1,225,000      1,184,195
South Lyon Community Schools (School Building) 6.375%, 5/1/2018.............                         1,500,000      1,572,255
Traverse City Area Public Schools (Building and Site)
    5.70%, 5/1/2020 (Insured; MBIA).........................................                         5,000,000      4,970,600
Premier State Municipal Bond Fund, Michigan Series
Statement of Investments (continued)              October 31, 1995 (Unaudited)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount           Value
                                                                                                 --------------    --------------
Michigan (continued)
Wayne Charter County, Airport Revenue:
    (Detroit Metropolitan Wayne County Airport) 5.25%, 12/1/2013 (Insured; MBIA)                $    2,000,000    $ 1,928,640
    (Northwest Airlines Incorporated) Refunding 6.75%, 12/1/2015............                         5,000,000      5,012,300
White Cloud Public Schools, Refunding 5.50%, 5/1/2020.......................                         2,000,000      1,943,680
Wyoming Public Schools, Refunding 5.90%, 5/1/2022...........................                         1,000,000      1,011,960
U.S. RELATED--1.6%
Puerto Rico Housing Finance Corp., MFMR
    7.50%, 4/1/2022 (LOC; Government Development Bank) (c)..................                         2,510,000      2,673,527
Virgin Islands Port Authority, Airport Revenue (Cyril E. King Airport
Project)
    8.10%, 10/1/2005........................................................                         500,000         542,995
                                                                                                                -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $182,644,411).....................................................                                     $194,192,810
                                                                                                                -------------
                                                                                                                -------------
SHORT-TERM MUNICIPAL INVESTMENTS--1.6%
MICHIGAN-- .8%
Michigan Strategic Fund, PCR, VRDN (Consumers Power Project)
    3.90% (LOC; Union Bank of Switzerland) (c,d)............................                    $    1,500,000  $   1,500,000
U.S. RELATED--.8%
Puerto Rico Commonwealth Highway and Transportation Authority,
    Highway Revenue VDRN 3.65% (LOC; Union Bank of Switzerland) (c,d).......                         1,600,000      1,600,000
                                                                                                                -------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $3,100,000).......................................................                                  $    3,100,000
                                                                                                                -------------
TOTAL INVESTMENTS--100.0%
    (cost $185,744,411).....................................................                                     $197,292,810
                                                                                                                -------------
                                                                                                                -------------


PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FNMA          Federal National Mortgage Association              MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR      Pollution Control Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)

FITCH(E)               OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
--------                           --------                       ------------------        --------------------
AAA                                Aaa                            AAA                               45.6%
AAA                                Aa                             AA                                18.9
A                                  A                              A                                 15.2
BBB                                Baa                            BBB                               10.9
F1                                 MIG1                           SP1                                1.6
Not Rated(f)                       Not Rated(f)                   Not Rated(f)                       7.8
                                                                                                   -------
                                                                                                  100.0%
                                                                                                 -------
                                                                                                 -------


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds at the earliest refunding date.
    (b) Inverse floater security - the interest rate is subject to change periodically.
    (c)  Secured by letters of credit.
    (d) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Series may invest.
    (g) At October 31, 1995, the Series had $56,377,371 (28.8% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from city municipal projects.






See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF ASSETS AND LIABILITIES               OCTOBER 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $185,744,411)_see statement.....................................                                      $197,292,810
    Cash....................................................................                                         2,075,456
    Interest receivable.....................................................                                         3,506,631
    Receivable for investment securities sold...............................                                         1,492,617
    Receivable for shares of Beneficial Interest subscribed.................                                            85,548
    Prepaid expenses........................................................                                             6,578
                                                                                                                 -------------
                                                                                                                   204,459,640
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                   $     90,831
    Due to Distributor......................................................                         49,127
    Payable for investment securities purchased.............................                      8,299,131
    Payable for shares of Beneficial Interest redeemed......................                        286,917
    Accrued expenses........................................................                         34,546         8,760,552
                                                                                               ------------       -----------
NET ASSETS  ................................................................                                     $195,699,088
                                                                                                                -------------
                                                                                                                -------------
REPRESENTED BY:
    Paid-in capital.........................................................                                     $181,808,151
    Accumulated undistributed net realized gain on investments..............                                        2,342,538
    Accumulated net unrealized appreciation on investments_Note 3...........                                       11,548,399
                                                                                                                -------------
NET ASSETS at value.........................................................                                     $195,699,088
                                                                                                                -------------
                                                                                                                -------------
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                       11,283,263
                                                                                                                -------------
                                                                                                                -------------
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                        1,205,044
                                                                                                                -------------
                                                                                                                -------------
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                              67
                                                                                                                      ------
                                                                                                                      ------

NET ASSET VALUE per share:
    Class A Shares
      ($176,816,271 / 11,283,263 shares)....................................                                          $15.67
                                                                                                                      ------
                                                                                                                      ------

    Class B Shares
      ($18,881,767 / 1,205,044 shares)......................................                                          $15.67
                                                                                                                      ------
                                                                                                                      ------

    Class C Shares
      ($1,050 / 67 shares)..................................................                                         $15.67
                                                                                                                      ------
                                                                                                                      ------


See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF OPERATIONS          SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                        $  6,199,314
    EXPENSES:
      Management fee--Note 2(a).............................................                    $   537,535
      Shareholder servicing costs_Note 2(c).................................                        322,877
      Distribution fees_Note 2(b)...........................................                         43,897
      Professional fees.....................................................                         11,971
      Custodian fees........................................................                         11,084
      Prospectus and shareholders' reports..................................                         10,563
      Registration fees.....................................................                          2,265
      Trustees' fees and expenses_Note 2(d).................................                            991
      Miscellaneous.........................................................                         11,023
                                                                                                 ----------
            TOTAL EXPENSES..................................................                                           952,206
                                                                                                                  ------------
            INVESTMENT INCOME--NET..........................................                                         5,247,108
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments_Note 3.................................                       $1,655,122
    Net unrealized appreciation on investments..............................                        5,087,523
                                                                                                   ----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         6,742,645
                                                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $11,989,753
                                                                                                                  ------------
                                                                                                                  ------------



See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED     SIX MONTHS ENDED
                                                                                                APRIL 30,    OCTOBER 31, 1995
                                                                                                  1995          (UNAUDITED)
                                                                                               -------------   ---------------
OPERATIONS:
    Investment income--net..............................................                     $  10,969,293      $    5,247,108
    Net realized gain on investments....................................                         1,828,821           1,655,122
    Net unrealized appreciation (depreciation) on investments for the period                      (818,115)          5,087,523
                                                                                               -------------   ---------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........                         11,979,999         11,989,753
                                                                                               -------------   ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Class A shares....................................................                        (10,186,162)       (4,818,862)
      Class B shares....................................................                           (783,131)         (428,236)
      Class C shares....................................................                              --                  (10)
    Net realized gain on investments:
      Class A shares....................................................                        (2,793,660)            --
      Class B shares....................................................                          (239,175)            --
                                                                                               -------------   ---------------
          TOTAL DIVIDENDS...............................................                       (14,002,128)        (5,247,108)
                                                                                               -------------   ---------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares....................................................                         10,587,097         3,692,837
      Class B shares....................................................                          4,942,392         2,545,575
      Class C shares....................................................                              --                1,000
    Dividends reinvested:
      Class A shares....................................................                         7,582,697         2,763,191
      Class B shares....................................................                           656,238           285,974
      Class C shares....................................................                             --                   10
    Cost of shares redeemed:
      Class A shares....................................................                       (27,084,772)     (12,379,953)
      Class B shares....................................................                       (2,852,874)       (1,026,892)
                                                                                               -------------  --------------
          (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                       (6,169,222)       (4,118,258)
                                                                                               -------------   -------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                       (8,191,351)         2,624,387
NET ASSETS:
    Beginning of period.................................................                       201,266,052       193,074,701
                                                                                               -------------  --------------
    End of period.......................................................                      $193,074,701      $195,699,088
                                                                                             -------------   ---------------
                                                                                             -------------   ---------------

                                                                                  SHARES
                                    ----------------------------------------------------------------------------------------
                                               CLASS A                         CLASS B                     CLASS C
                                    --------------------------     ---------------------------      -----------------------
                                  YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED         PERIOD ENDED
                                  APRIL 30,    OCTOBER 31, 1995     APRIL 30,   OCTOBER 31, 1995      OCTOBER 31, 1995
                                    1995        (UNAUDITED)           1995        (UNAUDITED)            (UNAUDITED)*
                               -------------    -------------     -------------   ------------           -------------
CAPITAL SHARE
    TRANSACTIONS:
    Shares sold..........         701,669         238,987             327,697       164,500                    66
    Shares issued for dividends
      reinvested.........         511,163         178,725              44,292        18,500                     1
    Shares redeemed......      (1,819,806)        (802,431)          (191,401)      (66,372)                    --
                               -------------    -------------      -----------   ------------           -------------
   NET INCREASE (DECREASE)
    IN SHARES OUTSTANDING        (606,974)       (384,719)            180,588       116,628                     67
                               -------------    -------------     -------------   ------------           -------------
                               -------------    -------------     -------------   ------------           -------------
    *From August 15, 1995 (commencement of initial offering) to October 31,
    1995.

See independent accountants' review report and notes to financial statements. PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                  CLASS A SHARES
                                                   -------------------------------------------------------------------------
                                                                                                            SIX MONTHS ENDED
                                                                   YEAR ENDED APRIL 30,                     OCTOBER 31, 1995
                                                   --------------------------------------------------
PER SHARE DATA:                                      1991       1992       1993       1994        1995       (UNAUDITED)
                                                   -------    -------    -------    -------     -------      --------
    Net asset value, beginning of period            $13.80     $14.34     $14.80     $15.65      $15.27        $15.14
                                                   -------    -------    -------    -------     -------      --------
    INVESTMENT OPERATIONS:
    Investment income--net.............              1.01       .95         .92        .89         .85            .42
    Net realized and unrealized gain (loss)
      on investments...................              .54        .46        .98        (.30)       .11             .53
                                                   -------    -------    -------    -------     -------      --------
      TOTAL FROM INVESTMENT OPERATIONS.              1.55      1.41       1.90         .59       .96              .95
                                                   -------    -------    -------    -------     -------      --------
    DISTRIBUTIONS:
    Dividends from investment income_net            (1.01)     (.95)      (.92)       (.89)     (.85)          (.42)
    Dividends from net realized gain
      on investments...................               --         --       (.13)       (.08)     (.24)           --
                                                   -------    -------    -------    -------     -------      --------
      TOTAL DISTRIBUTIONS..............             (1.01)      (.95)    (1.05)      (.97)     (1.09)           (.42)
                                                   -------    -------    -------    -------     -------      --------
    Net asset value, end of period.....             $14.34     $14.80     $15.65     $15.27    $15.14           $15.67
                                                   -------    -------    -------    -------     -------      --------
                                                   -------    -------    -------    -------     -------      --------
TOTAL INVESTMENT RETURN (1)............            11.61%       10.12%     13.25%      3.65%      6.65%     12.58%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets          .20%         .53%      .69%        .81%      .92%       .93%(2)
    Ratio of net investment income to
      average net assets...............              7.07%       6.47%     6.01%       5.56%     5.66%      5.40%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager      .      .79%         .42%      .25%        .11%     .01%          --
    Portfolio Turnover Rate............            27.31%       21.42%    14.99%      19.96%   48.30%      26.02%(3)
    Net Assets, end of period (000's Omitted)     $111,696    $145,159   $184,138    $187,405   $176,604    $176,816
    (1)  Exclusive of sales load.
    (2)  Annualized.
    (3)  Not annualized.


See independent accountants' review report and notes to financial statements. PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                              CLASS B SHARES                         CLASS C SHARES
                                                       --------------------------       -------------------------------------
                                                                                        SIX MONTHS ENDED      PERIOD ENDED
                                                         YEAR ENDED APRIL 30,           OCTOBER 31, 1995    OCTOBER 31, 1995
                                                      ----------------------------
PER SHARE DATA:                                       1993(1)      1994        1995       (UNAUDITED)        (UNAUDITED)(2)
                                                      -------     -------     -------     --------------     -------------
    Net asset value, beginning of period....           $15.20     $15.64      $15.27         $15.13              $15.18
                                                      -------     -------     -------       -------             -------
    INVESTMENT OPERATIONS:
    Investment income--net..................             .24         .80        .77             .38                .15
    Net realized and unrealized gain (loss)
      on investments........................             .44        (.29)       .10             .54                .49
                                                      -------     -------     -------       -------             -------
      TOTAL FROM INVESTMENT OPERATIONS......             .68         .51        .87            .92                 .64
                                                      -------     -------     -------       -------             -------
    DISTRIBUTIONS:
    Dividends from investment income--net...            (.24)      (.80)      (.77)          (.38)                (.15)
    Dividends from net realized gain
      on investments........................             --        (.08)      (.24)           --                   --
                                                      -------     -------     -------       -------             -------
      TOTAL DISTRIBUTIONS...................            (.24)      (.88)     (1.01)          (.38)              (.15)
                                                      -------     -------     -------       -------             -------
  Net asset value, end of period............          $15.64     $15.27        $15.13         $15.67              $15.67
                                                      -------     -------     -------       -------             -------
                                                      -------     -------     -------       -------             -------
TOTAL INVESTMENT RETURN(3)..................        15.50%(4)     3.11%      6.01%         12.18%(4)           19.84%(4)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.....          1.18%(4)    1.38%      1.44%          1.44%(4)            1.63%(4)
Ratio of net investment income to average
    net assets..............................          4.85%(4)    4.88%      5.10%          4.86%(4)            4.64%(4)
Decrease reflected in above expense ratios
    due to undertakings by the Manager......          .14%(4)     .09%      .01%             --                   --
Portfolio Turnover Rate.....................        14.99%      19.96%    48.30%          26.02%(5)          26.02%(5)
Net Assets, end of period (000's Omitted)...        $3,581    $13,861     $16,471         $18,882                 $1
(1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)  From August 15, 1995 (commencement of initial offering) to October 31, 1995.
(3)  Exclusive of sales load.
(4)  Annualized.
(5)  Not annualized.


See independent accountants' review report and notes to financial statements. PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Michigan Series (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. There was no expense reimbursement for the six months ended October 31, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $41 during the six months ended October 31, 1995 from commissions earned on sales of the Series' shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Series pays the Distributor for distributing the Series' Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1995, $43,895 was charged to the Series for the Class B shares and $2 was charged to the Series for the Class C shares.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended October 31, 1995, $222,386, $21,947 and $1 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $77,286,195 and $75,889,839, respectively, for the six months ended October 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $11,548,399, consisting of $12,078,815 gross unrealized appreciation and $530,416 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Michigan Series (one of the Series constituting the Premier State Municipal Bond Fund) as of October 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepting auditing standards, the statement of changes in net assets for the year ended April 30, 1995 and financial highlights for each of the five years in the period ended April 30, 1995 and in our report dated June 6, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.



New York, New York
December 7, 1995



PREMIER STATE MUNICIPAL
BOND FUND, MICHIGAN SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                   053/617/693SA9510

Semi-Annual Report
PREMIER STATE
MUNICIPAL BOND FUND
MICHIGAN SERIES
October 31, 1995